SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)            July 20, 1998


                             APAC TELESERVICES, INC.
               (Exact name of registrant as specified in charter)


     Illinois                  0-26786             36-2777140
(State or other jurisdiction  (Commission         (IRS Employer
      of incorporation)       file number)        Identification No.)


One Parkway North Center,  Suite 510, Deerfield, IL      60015
(Address of principal executive offices)               (zip code)




Registrant's telephone number, including area code     847/374-4980




                                       N/A
          (Former name or former address, if changed since last report)

Item 5.        OTHER EVENTS

     On July 20, 1998, Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          Exhibit No.         Description of Document

          (99.1)    Press release dated July 20, 1998, issued by the Registrant.


                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     July 20, 1998                 APAC TELESERVICES, INC.


                              By:  /s/ John I. Abernethy

                                   John I. Abernethy
                                   Chief Financial Officer